UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 25, 2026

Intuitive Machines, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40823	36-5056189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13467 Columbia Shuttle Street
Houston Texas 77059
(Address of Principal Executive Offices) (Zip Code)

(281) 520-3703

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	LUNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On February 25, 2026, Intuitive Machines, Inc. (the “Company”), a Delaware corporation, entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors or their affiliates (collectively, the “Investors”) led by global institutional investors, relating to the issuance and sale to the Investors of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) at a price of $15.12 per share (the “Purchase Price”) for an aggregate purchase price of $175 million (the “Issuance”). The closing of the Issuance is conditioned upon the satisfaction or waiver of customary closing conditions.

In connection with the Issuance, the Company has agreed to enter into a Registration Rights Agreement with each of the Investors concurrently with the closing of the Issuance. The Registration Rights Agreement will require the Company to file a registration statement registering the shares of Common Stock issued to the Investors for resale no later than April 1, 2026.

The foregoing description of the terms of the Purchase Agreement and the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement and the exhibits and schedules thereto, the form of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.02.

Pursuant to the terms of the Purchase Agreement, the Company has agreed to issue shares of Common Stock to the Investors in a transaction not involving any public offering, exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The shares of Common Stock have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01 Regulation FD Disclosure.

On February 25, 2026, the Company issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference herein.

The information set forth under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement

99.1	Press Release dated February 25, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE MACHINES, INC.

	By:	/s/ Peter McGrath
Name: Peter McGrath
Title: Chief Financial Officer and Senior Vice President

Date: February 25, 2026